UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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UNITED INSURANCE HOLDINGS CORP.
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UNITED INSURANCE HOLDINGS CORP.
360 Central Avenue, Suite 900
St. Petersburg, FL 33701

April 12, 2012
Dear Stockholder:
You are cordially invited to attend the Annual Meeting of Stockholders (Annual Meeting) of United Insurance Holdings Corp. (herein referred to as us, our, and we), which will be held at 1:00 p.m. local time on Tuesday, May 8, 2012, at our office located at 360 Central Avenue, Suite 900, St. Petersburg, Florida 33701. At our Annual Meeting, you will be asked:

1.
To elect Gregory C. Branch and Kent G. Whittemore to serve as Class A Directors of our Board of Directors until our 2013 annual meeting of stockholders, and to elect Alec L. Poitevint II, Kern M. Davis, and William H. Hood, III to serve as Class B Directors of our Board of Directors until our 2014 annual meeting of stockholders;

2.	To ratify the appointment of McGladrey & Pullen, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012; and

3.	To transact such other business as may properly come before our Annual Meeting or any adjournment or postponement of the Annual Meeting.

Your vote is important! Whether you plan to attend the Annual Meeting, please read the proxy statement and then vote at your earliest convenience by proxy card or by Internet. Using Internet voting or mailing your proxy card will not prevent you from voting in person at the meeting if you are a stockholder of record and wish to do so.

Important information about the matters to be acted upon at the meeting is included in the accompanying notice and proxy statement. Our 2011 Annual Report, which we will make available to you along with the proxy statement, contains information about us and our performance.

Kind regards,

/s/ Gregory C. Branch
Gregory C. Branch
Chairman of the Board

UNITED INSURANCE HOLDINGS CORP.
360 Central Avenue, Suite 900
St. Petersburg, FL 33701

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 8, 2012

WE HEREBY GIVE NOTICE that the 2012 Annual Meeting of Stockholders (Annual Meeting) of United Insurance Holdings Corp., a Delaware corporation, will be held at 1:00 p.m., local time, on Tuesday, May 8, 2012, at our office located at 360 Central Avenue, Suite 900, St. Petersburg, Florida 33701, for the following purposes:

1.
To elect Gregory C. Branch and Kent G. Whittemore to serve as Class A Directors of our Board of Directors until our 2013 annual meeting of stockholders, and to elect Alec L. Poitevint II, Kern M. Davis, and William H. Hood, III to serve as Class B Directors of our Board of Directors until our 2014 annual meeting of stockholders;

2.	To ratify the appointment of McGladrey & Pullen, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012; and

3.	To transact such other business as may properly come before our Annual Meeting or any adjournment or postponement of the Annual Meeting.

Our Board recommends that our stockholders vote FOR the first two proposals set forth above.

Persons or entities owning shares of our common stock at the close of business on April 12, 2012 are entitled to notice of, and to vote at, our Annual Meeting and at any adjournment or postponement that may take place. A list of stockholders entitled to vote at the meeting will be made available for the examination of any stockholder at the Annual Meeting and for ten days prior to the Annual Meeting at our office located at 360 Central Avenue, Suite 900, St. Petersburg, Florida 33701.

We cordially invite you to attend the Annual Meeting. To gain admission, you must show that you owned shares of our common stock as of the record date and, if so, then you must show valid, government-issued, picture identification. If your shares are registered in your name, we will compare your name to the list of registered stockholders to verify your share ownership. If your shares are in the name of your broker, bank, or other holder of record, you must bring evidence of your share ownership, such as your most recent account statement or a legal proxy from your broker, bank, or other holder of record. If you do not have valid picture identification and proof that you own shares of our common stock, we will not admit you to the Annual Meeting. All packages and bags are subject to inspection.

Your vote is extremely important. We appreciate you taking the time to vote promptly. After reading the proxy statement, please vote at your earliest convenience by Internet or by mailing your completed proxy card. YOU CANNOT VOTE YOUR SHARES UNLESS YOU VOTE BY (i) INTERNET; (ii) MAILING YOUR COMPLETED AND SIGNED PROXY CARD; OR (iii) ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON. Please note that all votes cast by Internet must be cast prior to 7:00 p.m., Eastern Daylight Time on Monday, May 7, 2012.

Dated:	April 12, 2012	By order of the Board of Directors,

/s/ Melvin A. Russell, Jr. Melvin A. Russell, Jr.
Corporate Secretary
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 8, 2012.
To access our Proxy Statement for the 2012 Annual Meeting of
Stockholders and our 2011 Annual Report, please visit
http://www.unitedinsuranceproxy2012.com

UNITED INSURANCE HOLDINGS CORP.
PROXY STATEMENT FOR 2012 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

General

The Board of Directors (the Board) of United Insurance Holdings Corp. (hereinafter referred to as the Company, United, we, our, and us) solicits the accompanying proxy for our 2012 Annual Meeting of Stockholders (the Annual Meeting) to be held at our office located at 360 Central Ave., Suite 900, St. Petersburg, Florida, 33701 on Tuesday, May 8, 2012 at 1:00 p.m. Eastern Daylight Time. In our attached Notice of Annual Meeting of Stockholders, we set forth the matters that stockholders will consider and act upon at the meeting. We will send this Proxy Statement for our 2012 Annual Meeting (this Proxy Statement), our Notice of Annual Meeting of Stockholders, the enclosed proxy, our 2011 Annual Report, and our Notice of Internet Availability of Proxy Materials to our stockholders on or about April 12, 2012. Included in our 2011 Annual Report is our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, as filed with the Securities and Exchange Commission (the SEC), which you can find on the SEC’s website at www.sec.gov. Copies of the exhibits filed with our Form 10-K may be obtained by submitting a written request as described in the subsection entitled Communication with the Company by Postal Mail.

Our Board is not aware of any other matters that are likely to be brought before stockholders at the Annual Meeting other than those specified in the notice thereof; however, if any other matters properly come before the stockholders at the Annual Meeting, the persons named in the enclosed proxy or their duly constituted substitutes acting at the Annual Meeting will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters. If the enclosed proxy is properly executed and returned prior to voting at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Except as set forth below, in the absence of instructions, executed proxies will be voted “FOR” the two nominees to serve as Class A Directors of our Board and the three nominees to serve as Class B Directors of our Board and “FOR” the ratification of the appointment by the Audit Committee of our Board of McGladrey & Pullen, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012. Please note that, under New York Stock Exchange (NYSE) rules, your broker will NOT be able to vote your shares with respect to the election of directors if you have not provided instructions to your broker. We therefore strongly encourage you to submit your proxy and exercise your right to vote as a stockholder.

Communication with the Company by Postal Mail

Unless otherwise noted in the Proxy Statement, requests for documents and/or information, submissions of proposals or nominations, proxy revocations or other official communications should be submitted in writing to the following address:

United Insurance Holdings Corp.
360 Central Avenue
Suite 900
St. Petersburg, Florida 33701
Attention: Corporate Secretary

Outstanding Securities and Voting Rights

Our Board has fixed the record date for the determination of stockholders entitled to notice of, and to vote at, our Annual Meeting as the close of business on April 12, 2012 (the Record Date). As of April 12, 2012, there were 10,361,849 shares of our common stock outstanding and entitled to vote. Each share of our common stock is entitled to one vote on each of the matters listed in our Notice of Annual Meeting and this Proxy Statement.

Voting Information

The presence of the holders of a majority of the outstanding shares of our common stock entitled to vote at the Annual Meeting, present in person or represented by proxy, is necessary to constitute a quorum. Abstentions and “broker non-votes” are counted as present and entitled to vote for the purpose of determining whether a quorum is present. A “broker non-vote”

occurs when a broker, bank or other holder of record, holding shares for a beneficial owner, does not vote on a particular proposal because that holder does not have discretionary voting power under the rules of the NYSE for that particular item and has not received instructions from the beneficial owner.  We believe that the ratification of the appointment of McGladrey & Pullen, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012 (Proposal Two) is a routine matter on which brokers will be permitted to vote your shares even if you have not provided instructions to your broker.

The rules of the NYSE do not consider the election of directors (Proposal One) a routine matter and brokers may not vote on behalf of their clients if their clients do not provide voting instructions. Please vote your shares on the election of directors.

Directors will be elected by a plurality of the votes cast by shares entitled to vote at the Annual Meeting.  Therefore, the two Class A Director nominees receiving the most votes will be elected to the Board as Class A Directors to serve a one year term ending on the date of the 2013 annual meeting of stockholders and until his successor is duly elected and qualified, and the three Class B Director nominees receiving the most votes will be elected to the Board as Class B Directors, each to serve a two year term ending on the date of the 2014 annual meeting of stockholders and until his successor is duly elected and qualified. Abstentions and broker non-votes will not affect the outcome of the vote on the election of directors.

Neither our Certificate of Incorporation, our By-Laws nor any applicable law requires stockholder ratification of the appointment of McGladrey & Pullen, LLP as our independent registered public accounting firm. Our Certificate of Incorporation (as amended and restated) provides that our directors may submit any act for approval or ratification at any annual meeting of our stockholders and that the approval or ratification of such act will require the vote of the holders of a majority of our stock represented in person or by proxy and entitled to vote at the meeting (provided that a quorum of stockholders is represented in person or by proxy). Accordingly, the appointment of McGladrey & Pullen, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012 will be ratified if we receive the affirmative vote of the holders of a majority of our stock represented in person or by proxy and entitled to vote at the Annual Meeting, provided that a quorum is represented. Abstentions will be included in the calculation of the number of shares represented and entitled to vote at the Annual Meeting and will therefore count as votes against the ratification of the appointment of McGladrey & Pullen, LLP.

We have appointed an Inspector of Elections for our Annual Meeting who will tabulate all of the votes at our Annual Meeting. For a period of ten (10) days prior to the Annual Meeting, any stockholder may appear at our office, located at the address listed in the subsection entitled Communication with the Company by Postal Mail, to examine a list of our stockholders entitled to vote at our Annual Meeting.

Attendance

All stockholders as of the close of business on the Record Date, or their duly appointed proxy holders, may attend our Annual Meeting. Registration will begin at 12:30 p.m. and persons attending should allow ample time for check-in procedures. If you attend, please note that you may be asked to present valid photo identification, such as a driver’s license or passport. If you are a stockholder of record, we will verify your name against the list of our stockholders as of the Record Date, prior to admittance to our Annual Meeting. Please also note that if you are a beneficial holder and hold your shares through a broker, bank or other holder of record (i.e., in “street name”), you will need to present a copy of a brokerage statement reflecting your stock ownership as of the Record Date before you can be admitted to our Annual Meeting.

You may attend our Annual Meeting and vote in person, regardless of whether you have previously voted by proxy card or via the Internet. If you are a beneficial owner of our common stock and if you obtain a legal proxy from your broker, bank or other holder of record and present it to the Inspector of Elections along with your ballot, you may vote in person at our Annual Meeting. We encourage you to vote your shares in advance of our Annual Meeting, even if you plan on attending. If you have already voted, you may nevertheless revoke your vote in the manner described below and vote in person at our Annual Meeting.

Directions

To obtain directions to attend our Annual Meeting and vote in person, please contact John Rohloff, Interim Chief Financial Officer, at 727-895-7737.

Revocation

You may revoke your proxy at any time before the vote at our Annual Meeting by submitting written notice as described in the subsection entitled Communication with the Company by Postal Mail, by delivering a proxy bearing a later date or by attending the meeting and voting in person. If you beneficially own shares of our common stock, you may submit new voting instructions by contacting your broker, bank, or other holder of record. You may also vote in person at our Annual Meeting if you obtain a legal proxy, as described in the subsection entitled Attendance.

Expense and Manner of Solicitation

Our Board is soliciting the proxy accompanying this Proxy Statement. We will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional information we furnish to our stockholders. We may solicit proxies through the mail, or our directors, executive officers, and other employees may solicit proxies in person or by telephone. We will not pay any additional compensation to our directors, executive officers, or other employees for their services with regard to proxy solicitation. We will also request brokers, banks, and other stockholders of record to forward proxy materials, at our expense, to the beneficial owners of our shares.

Delivery of Documents to Stockholders Sharing an Address

Some companies, brokers, banks, and other holders of record may employ procedures, approved by the SEC, known as “householding.” Householding, which reduces costs associated with duplicate printings and mailings, means that we will send only one copy of our Annual Report and Proxy Statement to stockholders who share the same address. Stockholders sharing the same address will continue to receive separate proxy cards.

If you own shares of our common stock and would like to receive additional copies of our Annual Report and Proxy Statement, you may submit a request to us by: i) mailing a request in writing as described in the subsection entitled Communication with the Company by Postal Mail, or ii) calling us at 727-895-7737; we will promptly mail the requested copies to you. If you own shares of our common stock in your own name and you want to receive separate copies of the Annual Report and Proxy Statement in the future, or if you receive multiple copies and want to receive only one copy, contact Continental Stock Transfer & Trust Company at 212-509-4000. If you beneficially own shares of our common stock and you want to receive separate copies of the Annual Report and Proxy Statement in the future, or if you receive multiple copies and want to receive only one copy, contact your bank, broker, or other holder of record.

Deadline for the Submission of Stockholders’ Proposals for the 2013 Annual Stockholders’ Meeting

All proposals or nominations a stockholder wishes to submit at the meeting should be submitted as described in the subsection entitled Communication with the Company by Postal Mail.

In accordance with SEC regulations, we hereby notify our stockholders that if, pursuant to Rule 14a-8, they wish to include a proposal in our proxy statement and form of proxy relating to our 2013 annual meeting, we must receive a written copy of their proposal no later than December 13, 2012. Proposals must comply with the SEC proxy rules relating to stockholder proposals to be included in our proxy materials.

If we receive any notice of a stockholder proposal submitted outside the processes of Rule 14a-8 after February 26, 2013, we will consider such notice untimely. The proxy solicited by our Board for the 2013 annual meeting will confer discretionary authority on the persons named in such proxy to vote on any stockholder proposal presented at that meeting that was not timely submitted to us.

PROPOSAL ONE – ELECTION OF DIRECTORS

Proposal

Our Board consists of Class A Directors and Class B Directors; each class generally serves a two-year term, typically with only one class of directors being elected in each year. Effective March 28, 2012, one of our Class B Directors, Gordon G. Pratt, resigned. Our two Class A Directors, Larry G. Swets and James R. Zuhlke, resigned effective March 30, 2012 and April 4, 2012, respectively.

The term of office for our Class A Directors, currently consisting of no directors, will expire at our 2013 annual meeting of stockholders. The term of office for our Class B Directors, currently consisting of Gregory C. Branch, Donald J. Cronin, Alec L. Poitevint, II, Kent G. Whittemore, Kern M. Davis, and William H. Hood, III, will expire at our Annual Meeting. Upon the expiration of the terms of these Class B Directors, there will be five vacancies on our Board. Accordingly, our Board is soliciting votes for the two Class A Director nominees named below and for the three Class B Director nominees named below and your proxy cannot be voted for more than two Class A Director nominees and three Class B Director nominees.

Our Board has nominated for election at the Annual Meeting Gregory C. Branch and Kent G. Whittemore as Class A Directors and William H. Hood, III; Kern M. Davis; and Alec L. Poitevint, II as Class B Directors. Each director nominee elected as a Class A Director at our Annual Meeting will serve a one year term until his successor is elected and qualified at our 2013 annual meeting of stockholders. Each director nominee elected as a Class B Director at our Annual Meeting will serve a two year term until his successor is elected and qualified at our 2014 annual meeting of stockholders.

Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted “FOR” the election of Gregory C. Branch and Kent G. Whittemore as Class A Directors and “FOR” the election of William H. Hood, III, Kern M. Davis, and Alec L. Poitevint, II as Class B Directors. All of these nominees have agreed to serve if elected and have consented to being named in this Proxy Statement. In the event that any nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board may recommend in his place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Therefore, the two Class A Director nominees receiving the most votes will be elected as Class A Directors and the three Class B Director nominees receiving the most votes will be elected as Class B Directors. Abstentions and broker non-votes will not affect the outcome of the vote on the election of directors.

Recommendation of the Board

Our Board unanimously recommends that you vote FOR the election of Gregory C. Branch and Kent G. Whittemore as Class A Directors, each to serve a one year term ending on the date of the 2013 annual meeting of stockholders, and FOR the election of William H. Hood, III; Kern M. Davis; and Alec L. Poitevint, II as Class B Directors, each to serve a two year term ending on the date of the 2014 annual meeting of stockholders and until his successor is duly elected and qualified.

CORPORATE GOVERNANCE AND BOARD OF DIRECTOR INFORMATION

Governance Principles

The Board oversees and monitors our management in the interest of and for the benefit of our stockholders. We have posted our Corporate Governance Guidelines on our website at www.upcic.com.

The following table provides information regarding each of our current directors:

	Age	Position	Year Current Term Expires	Current Director Class
Gregory C. Branch	64	Chairman of the Board	2012	B
Donald J. Cronin	58	President, CEO and Director	2012	B
Alec L. Poitevint, II	64	Director	2012	B
Kent G. Whittemore	64	Director	2012	B
Kern M. Davis	57	Director	2012	B
William H. Hood, III	51	Director	2012	B

Class A Director Nominees

Gregory C. Branch has served as the Chairman of our Board since September 30, 2008. From its inception in 1999 through the merger on September 30, 2008, Mr. Branch served as the Chairman and Chief Executive Officer of United Insurance Holdings, L.C. (UIH). At the date of the merger, he maintained substantial equity holdings in UIH, which wrote and serviced, through its subsidiaries, property and casualty insurance policies. Mr. Branch has served as the Chairman and owner of Branch Properties, Inc., a manufacturer and distributor of equine feed, since 1986 and has also served as the President of Branch Properties since 1986. Mr. Branch served as Chairman of Summit Holding Southeast, Inc., an insurance holding company that completed its initial public offering in 1997 and was acquired by Liberty Mutual in 1998. Mr. Branch serves as a director of Prime Holdings, Inc. and of Raffles Insurance Company. Mr. Branch was the founding Chairman of Sunz Insurance Holding, a Florida workers compensation company that was sold in 2008. Mr. Branch was a founding member of, and remains a director of and past Chairman of American Feed Industry Insurance Company RRG. Mr. Branch operated as an underwriting member of Lloyd’s of London from 1986 through 2004. Mr. Branch graduated from the University of Florida with a B.S. in Agriculture Economics and served at the rank of Captain in the U.S. Army.

Our Board selected Mr. Branch to serve on our Board based upon his substantial experience in the insurance industry and his broad entrepreneurial skills obtained by owning his own business.

Kent G. Whittemore has served as a member of our Board since September 30, 2008. Mr. Whittemore served as a director of UIH from 2001 through the merger on September 30, 2008. Mr. Whittemore has served as the President of, and is a shareholder of, The Whittemore Law Group, P.A., a law firm located in St. Petersburg, Florida that he co-founded in 1987. The primary focus of his practice is in the areas of personal injury, insurance litigation, and business and real estate litigation. Mr. Whittemore served as President of the St. Petersburg Bar Association from 1996 through 1997, and served as President of the Tampa Bay Trial Lawyers Association from 2003 through 2004. Mr. Whittemore currently serves as a director of the Southern Trial Lawyers Association and formerly served as a director of the Academy of Florida Trial Lawyers. He also served on St. Petersburg’s Charter Review Commission. Mr. Whittemore received a B.S. in Business Administration from the University of Florida and a Juris Doctorate from Stetson College of Law.

Our Board selected Mr. Whittemore to serve on our Board based upon his insurance industry experience and his legal expertise.

Class B Director Nominees

Alec L. Poitevint, II has served as a member of our Board since September 30, 2008. Mr. Poitevint served as a director of UIH from 2001 through the merger on September 30, 2008. Mr. Poitevint has served as the Chairman and President of Southeastern Minerals, Inc. and its affiliated companies (collectively Southeastern Minerals), headquartered in Bainbridge, Georgia, since 1981. Southeastern Minerals manufactures and distributes mineral ingredients. He joined Southeastern

Minerals, Inc. in 1970. From 1989 to 2010, Mr. Poitevint served as a director of First Port City Bank of Bainbridge, serving as Vice Chairman from 1994 to 2010. Mr. Poitevint served as a director of Agri-Nutrition/Virbac Corporation from 1996 to 2006, and at various times during his tenure he held the positions of Chairman of the Board and Chairman of the Audit Committee. Mr. Poitevint has also served as the Chairman of American Feed Industry Insurance Company since 2002 and is the former Chairman of the American Feed Industry Association and National Feed Ingredients Association. Mr. Poitevint serves on the Republican National Committee (RNC) as Committeeman for Georgia and served as RNC Treasurer from 1997 to 2001.

Our Board selected Mr. Poitevint to serve on our Board based upon his experience in the insurance industry and his diverse management experience.

Kern M. Davis has served as a member of our Board since March 14, 2012. Mr. Davis is the son of one of the original founders of UIH and served as a board member of UIH from January 2006 through the merger on September 30, 2008. Mr. Davis earned a Bachelor's degree in Chemistry from the University of Florida in 1976, and a medical degree from the University of South Florida in 1980; he completed his residency at the University of Florida in 1985. In 1985, Mr. Davis joined Pathology Associates, P.A., and has served as its President since 1992. Mr. Davis received an MBA from the University of South Florida in 1993.

Our Board selected Mr. Davis to serve on our Board based upon his prior experience with UIH, his experience as a practicing pathologist and as a medical director of a hospital laboratory and involvement in risk management, and his educational and professional business experience.

William H. Hood, III has served as a member of our Board since March 14, 2012. Mr. Hood served as a board member of UIH from 2000 through the merger on September 30, 2008. In 1984, Mr. Hood formed a national partnership marketing company and served as its Chief Executive Officer and Chairman. Mr. Hood sold the company in 1999 to a private equity firm, and he continued to manage the company until he retired in 2006. On January 23, 2001, Mr. Hood formed Hall Estate Management LLC and, as the sole member of the firm, Mr. Hood manages his investments and entrepreneurial interests. In July 2009, the firm changed its name to Hall Capital Holdings LLC.

Our Board selected Mr. Hood to serve on our Board based upon his prior experience with UIH and his entrepreneurial experience in building and forming a national marketing company.

Messrs. Davis and Hood, together with Neil W. Savage, filed a Schedule 13D with the SEC on February 14, 2011, as amended on October 28, 2011, and March 15, 2012, with respect to our common stock indicating, among other things, a desire to obtain representation on our Board. Following discussions with the Chairman of our Board and other members of our Board regarding potential board seats, the Chairman of our Board extended a tentative offer to Messrs. Davis and Hood to join our Board, subject to the recommendation of our Nominating and Corporate Governance Committee and approval of our Board. Given the proximity to our Annual Meeting, the Chairman of our Board also anticipated that Messrs. Davis and Hood would be nominated for re-election at the Annual Meeting.

On September 30, 2008, a wholly-owned subsidiary of FMG merged with and into UIH, with UIH remaining as the surviving entity. In connection with the merger, FMG changed its name to United Insurance Holdings Corp. Prior to the merger, FMG was a blank check company with no operations, formed as vehicle for an acquisition of an operating business.

Director Independence

Our Board determined that five of its current members; Gregory C. Branch, Alec L. Poitevint, II, Kent G. Whittemore, William W. Hood, III, and Kern M. Davis; qualify as independent directors under NASDAQ Rule 5605(a)(2) and that, prior to their resignations, Gordon G. Pratt and James R. Zuhlke, also qualified as independent directors under NASDAQ Rule 5605(a)(2). Our Board also determined that Donald J. Cronin does not qualify as an independent director under NASDAQ Rule 5605(a)(2), and that Larry G. Swets, Jr. did not qualify as an independent director under NASDAQ Rule 5605(a)(2) prior to his resignation.

In making its independence determinations, the Board of Directors considered the communication that we received on February 21, 2012, from the Florida Office of Insurance Regulation (OIR) informing us that based on the relationships of two of our (now former) directors, Messrs. Swets and Zuhlke, and our (now former) Interim Chief Financial Officer, Hassan R. Baqar, with Kingsway Amigo Insurance Company, the OIR informed us that they consider United Property & Casualty Insurance Company (UPC), our wholly-owned subsidiary, and Kingsway Amigo Insurance Company and all of their subsidiaries and affiliates, to be affiliated entities under Florida law due to their common managerial control. While not noted

in the OIR's letter, Mr. Pratt also served as one of our directors and as Chairman of the Board of a Kingsway affiliated entity. Based on the foregoing, the OIR required UPC to file certain amended statements with the OIR reflecting UPC's affiliation with Kingsway Amigo Insurance Company and its subsidiaries and prohibited any transfer of assets of UPC to Kingsway Amigo Insurance Company or any of its affiliated entities without prior OIR approval.

As described in additional detail below, our Board has a Nominating and Corporate Governance Committee, a Compensation and Benefits Committee, and an Audit Committee. Our Nominating and Corporate Governance Committee currently consists of Messrs. Branch, Whittemore, Davis, and Hood; our Compensation and Benefits Committee currently consists of Messrs. Branch, Poitevint, and Whittemore; and our Audit Committee currently consists of Messrs. Poitevint and Whittemore. Mr. Pratt served on our Nominating and Corporate Governance Committee until his resignation and Mr. Zuhlke served on our Audit Committee until his resignation. All of the members of all of these committees qualify as independent directors under NASDAQ Rule 5605(a)(2). In addition, all of the members of the Audit Committee (including Mr. Zuhlke prior to his resignation) qualify as independent directors under the independence standards for audit committee members set forth in NASDAQ Rule 5605(c)(2).

Meetings and Meeting Attendance

Our Board held 15 meetings during 2011. Three of our directors attended our 2011 annual meeting of stockholders. We do not have a formal policy with respect to director attendance at annual meetings; however, we encourage all of our directors to attend.

Board Committees

Our Board has three formal committees: a Nominating and Corporate Governance Committee, a Compensation and Benefits Committee, and an Audit Committee.

The following table provides the current membership for each of our Board committees:

	Nominating and Governance	Compensation and Benefits	Audit
Gregory C. Branch	X	X
Donald J. Cronin
Alec L. Poitevint, II		X	Chair
Kent G. Whittemore	Chair	Chair	X
Kern M. Davis	X
William H. Hood III	X

In the following subsections, we describe each committee of our Board. Each committee of our Board has the authority to engage legal counsel or other advisors or consultants as the committee deems appropriate to carry out its responsibilities.

Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee (our Nominating Committee) assists our Board by:

•	identifying qualified individuals to become directors,

•	recommending qualified director nominees for election at the stockholders’ annual meeting,

•	determining membership on Board committees,

•	recommending a set of corporate governance guidelines,

•	overseeing annual self-evaluations by our Board and annual self-evaluations of itself, and

•	reporting annually to our Board regarding the Chief Executive Officer succession plan.

Our Nominating Committee operates under a formal written charter that governs its duties and standards of performance. The committee reviews its charter annually for appropriate revisions. Interested parties can obtain copies of the charter free of charge on our web site at www.upcic.com, or by contacting our Secretary at the address listed in the subsection entitled Communication with the Company by Postal Mail.

Our Board selects the director nominees to stand for election at our annual stockholder meetings and to fill vacancies occurring on our Board based on the recommendations of the Nominating Committee. Our Nominating Committee has not adopted minimum qualifications for director nominees. Our Nominating Committee selects nominees for director on the basis of experience, integrity, skills, diversity, the ability to make independent analytical inquiries, an understanding of our business environment and the willingness to devote adequate time to Board duties, all within the context of an assessment of the perceived needs of the Board at a given point in time. While our Nominating Committee considers diversity as one of several criteria for eligibility, we have not adopted a formal diversity policy. In addition to the individual attributes of our directors discussed above, we highly value the collective business experience and qualifications of the directors. We believe that the collective experiences, viewpoints and perspectives of our directors result in a Board with the commitment and energy to advance the interests of our stockholders.

Except as described above under Class B Director Nominees, we do not have any arrangements with third parties to identify or evaluate potential director nominees. Our Nominating Committee may consider current members of our Board for re-election unless they have notified our Board that they do not wish to stand for re-election. Our Nominating Committee may also consider candidates for our Board recommended by current members of our Board or members of management. In addition, our Nominating Committee will consider director candidates recommended by our stockholders in the same manner as it would consider any other recommended nominees. Any stockholder wishing to recommend a nominee for director should notify our Secretary in writing and include, at a minimum, (i) the name and address, as they appear in our books, of the stockholder giving the notice, (ii) the class and number of our common stock shares that the stockholder beneficially owns, (iii) a statement that the candidate is willing to be nominated and to serve as a director if elected, and (iv) any other information regarding the candidate that the SEC would require us to include in a proxy statement. If our Nominating Committee determines that a stockholder-recommended candidate is suitable for Board membership, it will include the candidate in the pool of candidates under consideration for nomination upon the occurrence of the next Board vacancy or in connection with the next annual meeting of our stockholders.

Pursuant to the above procedures, once our Nominating Committee identifies prospective nominees, it will solicit background information on the candidates, then investigate, interview and evaluate the candidates. The committee will then report to the Board.

Our Nominating Committee recommended the five incumbent director nominees for our Annual Meeting to our Board, who approved their recommendation.

Our Nominating Committee met twice during 2011, with all members attending the meetings.

Compensation and Benefits Committee. Our Compensation and Benefits Committee assists our Board with its responsibilities relating to the compensation of our directors and officers, and it has overall responsibility for recommending the director and officer compensation plans, policies and long-term compensation programs for final approval by our Board. The committee takes into account our goals and objectives as approved by the Board when making recommendations for the Chief Executive Officer's and the Chief Financial Officer's compensation. Based on our Chief Executive Officer’s recommendations, the committee will recommend any employment arrangements and bonus plans for officers other than our Chief Executive Officer. For information regarding the committee's processes and procedures for determining director compensation, please see the subsection entitled Director Compensation in the section entitled Director and Executive Compensation. The committee may not delegate any of its authority to any other persons. The committee may engage compensation consultants; however, the committee has not done so to date.

Our Compensation and Benefits Committee operates under a formal written charter adopted by our Board that governs its duties and conduct. The committee reviews its charter annually for appropriate revisions. Interested parties can obtain copies of the charter free of charge on our web site at www.upcic.com, or by contacting our Secretary at the address listed in the subsection entitled Communication with the Company by Postal Mail.

Our Compensation and Benefits Committee met twice during 2011, with all members attending the meetings.

Audit Committee. We established an Audit Committee in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. During 2011 and until James R. Zuhlke's resignation on April 4, 2012, our Audit Committee consisted of Mr. Zuhlke, Alec L. Poitevint, II and Kent G. Whittemore. After Mr. Zuhlke resigned on April 4, 2012, Messrs. Poitevint and Whittemore remained as the current members of the committee. Our Board determined that Mr. Poitevint is currently our audit committee financial expert as defined in Item 407(d)(5) of Regulation S-K, succeeding Mr. Zuhlke who qualified as an audit committee financial expert under Item 407(d)(5) of Regulation S-K prior to his resignation. All members of our Audit Committee are “independent” under both the general independence standards and the audit committee independence standards set forth in the NASDAQ Marketplace Rules.

Our Audit Committee operates under a formal written charter adopted by our Board that governs its duties and conduct. The committee reviews its charter annually for appropriate revisions. Interested parties can obtain copies of the charter free of charge on our web site at www.upcic.com, or by contacting our Secretary at the address listed in the subsection entitled Communication with the Company by Postal Mail.

Our Audit Committee assists our Board in its oversight of the quality and integrity of our accounting, auditing, and reporting practices. Our Audit Committee’s role includes monitoring:

•	the integrity of our financial statements,

•	our compliance with legal and regulatory requirements,

•	the independent auditor’s qualifications and independence,

•	the performance of our independent auditors, and

•	our business practices and ethical standards.

Our Audit Committee met six times during 2011, with all members attending the meetings.

Audit Committee Report

As described more fully in its charter, the purpose of the Audit Committee is to assist the Board in its general oversight of the Company's financial reporting, internal controls, and audit functions. Management is responsible for the preparation, presentation, and integrity of United's financial statements; accounting and financial reporting principles; and procedures designed to reasonably assure compliance with accounting standards, applicable laws, and regulations.

McGladrey & Pullen, LLP (McGladrey), United's independent registered public accounting firm, is responsible for performing an independent audit of United's consolidated financial statements in accordance with generally accepted auditing standards. The Audit Committee has ultimate authority and responsibility for selecting, compensating, evaluating and when appropriate replacing United's independent audit firm. The Audit Committee has the authority to engage its own outside advisors, including experts in particular areas of accounting or law, as it deems appropriate, apart from counsel or advisors hired by management.

Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent audit firm; nor can the Audit Committee certify that the independent audit firm is actually independent under applicable rules. The Audit Committee serves in a Board-level oversight role, in which it provides advice, counsel and direction to management and to the auditors on the basis of information it receives and the experience of the Audit Committee's members in business, financial, and accounting matters.

The Audit Committee met six times in 2011. The Audit Committee met at least once each quarter with the independent auditors, United's President and the principal accounting officer to review United's interim financial statements and results in advance of publication and quarterly earnings press releases. Management's and the independent auditor's presentations to and discussions with the Audit Committee cover various topics and events which may have significant financial impact or are the subject of discussions between management and the independent auditors. Such topics will include recent accounting pronouncements or changes in regulatory or reporting requirements, if any, which may affect the company.

The Audit Committee reviewed management's report on internal controls and the methodologies used to assure the maintenance of those controls. The Audit Committee received recommendations from management and outside consultants regarding the efficacy of the controls in place and opportunities to improve them. The Audit Committee reviewed management's comprehensive response to a business risk assessment and conducted follow-up discussions with the internal auditor. The committee established a policy for, and the company has implemented procedures for, the confidential, anonymous submission by company employees of any concerns regarding questionable accounting or auditing matters or other business practices. The Audit Committee confirmed that the utilization of the established procedures does in fact result in notification to the committee. No reports were received pursuant to this procedure in 2011.

The Audit Committee met separately with the independent auditors, and reviewed the auditor's qualifications and independence. The Audit Committee pre-approves all services provided by the independent auditors, including audit-related services (both U.S. generally accepted accounting principals and statutory) and tax services. The committee generally provides pre-approval for up to one year related to a particular defined task or scope of work and subject to a particular task.

The Audit Committee reviewed its charter in its entirety in 2011 and recommended no changes. The Audit Committee met separately to review its own obligations under its charter and the fulfillment of same, to validate the qualification of its members, and to confirm its members' independence. The committee made recommendations to the board concerning qualifications to consider for future members. The Audit Committee conducted a self evaluation of its own performance.
As part of its oversight responsibility, the Audit Committee reviewed and discussed the audited financial statements, the adequacy of financial controls and the effectiveness of United’s internal control over financial reporting with management and McGladrey. The Audit Committee also has discussed with McGladrey the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has received the written disclosures and the letter from McGladrey required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence. The Audit Committee also has discussed with McGladrey that firm’s independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board, and the Board approved, the inclusion of the audited financial statements in United's Annual Report on Form 10-K for the year ended December 31, 2011 for filing with the SEC.

Alec L. Poitevint, II, Chairman
Kent G. Whittemore

Board Leadership Structure and Board’s Role in Risk Oversight

Our Board has a non-executive Chairman, a position which remains independent of management. The Chairman sets the agendas for and presides over the Board meetings. The Chief Executive Officer is a member of the Board and participates in meetings. The Board believes that this leadership structure is appropriate for our company at this time because it allows for independent oversight of management, increases management accountability and encourages an objective evaluation of management’s performance.

The Board regularly devotes time during its meetings to review and discuss the most significant risks facing our company and management’s process for identifying, prioritizing and responding to those risks. During these discussions, our Chief Executive Officer, our Executive Vice President and our Chief Financial Officer present management’s process for the assessment of risks, a description of the most significant risks facing our company and any mitigating factors, plans or policies in place to address those risks. The Board also delegated certain of its risk oversight responsibilities to its committees.

The Audit Committee bears responsibility for oversight of our policies with respect to risk assessment and risk management and must discuss major financial risk exposures facing us and the steps we have taken to monitor and control such exposures. The Audit Committee also oversees our compliance with legal and regulatory requirements, areas which generate many of the most significant risks we face.

Communication with Directors

Stockholders may contact an individual director, our Board as a group, or a specified Board committee by sending correspondence addressed to our Secretary to the address listed in the subsection entitled Communication with the Company by Postal Mail or by sending an e-mail to our investor relations e-mail address at InvestorRelations@upcic.com. Each communication should specify the applicable addressee or addressees to which the communication is directed, as well as the general topic of the communication. We will initially receive and process communications before forwarding them to the addressee. We also may refer communications to other departments as applicable. We generally will not forward to our directors a communication that is primarily commercial in nature, relates to an improper or irrelevant topic, or is a request for general information regarding us.

Executive Officers

The following individuals serve as our executive officers:

	Age	Position
Donald J. Cronin	58	President and Chief Executive Officer
John F. Rohloff, II	43	Interim Chief Financial Officer
Melvin A. Russell, Jr.	56	Executive Vice President and Secretary

Donald J. Cronin has served as our President and Chief Executive Officer since September 30, 2008 and as a director since November 2008. Prior to the merger on September 30, 2008, he was named President of United Insurance Holdings, L.C. (UIH) in November of 2002, an insurance holding company that wrote and serviced property and casualty policies, and the President and Chief Executive Officer of UIH’s wholly-owned subsidiaries, United Property & Casualty Insurance Company, United Insurance Management, L.C., and Skyway Claims Services, LLC. Mr. Cronin had joined UIH in 2001 as Vice President. Mr. Cronin has 35 years of experience in the property and casualty insurance business. Prior to beginning his employment with UIH and its subsidiaries, Mr. Cronin served as the Vice President of marketing, underwriting and operations of United Agents Insurance Company of Louisiana. While in Louisiana, Mr. Cronin served on the advisory board of the School of Insurance at Louisiana State University. He has been actively involved with a number of insurance associations throughout his career.

John F. Rohloff, II has served as Interim Chief Financial Officer since April 5, 2012, and as our SEC Reporting Manager since April 2008.  Prior to joining United, Mr. Rohloff served as a Senior Accounting Manager for Western Union, a financial services company, from March 2005 until January 2008.  Mr. Rohloff served as the Controller for International Risk Group, a company specializing in environmental risk management, from March 2003 until March 2005.  Mr. Rohloff also served as the Controller for ProSavvy, an e-commerce procurement company, from July 2000 until March 2003.  Mr. Rohloff graduated from the University of Florida and earned a Masters in Taxation degree from the University of Denver, and holds a Certified Public Accountant designation.

Melvin A. Russell, Jr. has served as our Executive Vice President and Secretary since March 14, 2012. Prior to his promotion, Mr. Russell served as our Chief Underwriting Officer, Senior Vice President and Secretary since the merger on September 30, 2008. Mr. Russell joined UIH at its inception in 1999. Prior to the merger, Mr. Russell served as the Senior Vice President and Secretary of UIH. He has over 34 years of experience in the property and casualty business, with more than 22 years in the Florida insurance market. He spent much of his time in the industry in management; prior to that, he gained valuable experience doing production underwriting of large, complex commercial accounts in both Florida and New England for two large, multi-line national carriers. Mr. Russell has a B.A. in English from Gordon College in Wenham, Massachusetts.

DIRECTOR AND EXECUTIVE COMPENSATION

Director Compensation

The following table displays the compensation received by each of our directors during the year ended December 31, 2011. During 2011, our directors did not receive any stock awards, option awards, non-equity incentive plan compensation, nonqualified deferred compensation earnings, or any other form of compensation other than the cash compensation shown in the table below.

Fees Earned or Paid in Cash/Total Compensation
Gregory C. Branch (1)	$115,000
Gordon G. Pratt (2)	75,000
Alec L. Poitevint, II	75,000
Larry G. Swets, Jr. (3)	155,000
Kent G. Whittemore	75,000
James R. Zuhlke (4)	95,000

(1)	Mr. Branch received $75,000 for services as director and $40,000 for serving as the Chairman of the Board.

(2)	Mr. Pratt resigned on March 28, 2012.

(3)	Mr. Swets, who resigned on March 30, 2012, received $75,000 for services as director and $80,000 for serving as Chairman of our Strategic Growth & Development Committee.

(4)	Mr. Zuhlke, who resigned on April 4, 2012, received $75,000 for services as director and $20,000 for serving as the Chairman of our Audit Committee.

On March 25, 2009, our Compensation and Benefits Committee approved and recommended to our Board, and our Board approved, an increase in the director fees to $18,750 per quarter, effective October 1, 2008, with no additional amounts to be paid for Board and committee meeting attendance. In addition, our Compensation and Benefits Committee approved and recommended to our Board, and our Board approved, the payment of a quarterly fee of $5,000 to our Audit Committee Chairman and a quarterly fee of $10,000 to the Chairman of the Board effective October 1, 2008.

We included Mr. Cronin's compensation in the Summary Compensation Table below since Mr. Cronin was our Chief Executive Officer and President. Mr. Cronin does not receive any director fees.

Executive Compensation

The following Summary Compensation Table displays the compensation received by each of our named executive officers during the years ended December 31, 2011, and 2010:

	Salary		Bonus (1)		All Other (2)		Total
	2011	2010	2011	2010	2011	2010	2011	2010
Donald J. Cronin	$315,251	$315,263	$113,500	$—	$16,500	$13,562	$445,251	$328,825
President and Chief Executive Officer
Hassan R. Baqar	—	—	—	—	—	—	—	—
former Interim Chief Financial Officer (3)
Joseph R. Peiso	141,661	195,635	—	—	13,750	6,250	155,411	201,885
former Chief Financial Officer (4)
Melvin A. Russell, Jr.	191,870	191,593	50,000	—	16,500	5,146	258,370	196,739
Executive Vice President and Secretary

1.
Our Compensation and Benefits Committee recommended to our Board that bonuses be awarded to Mr. Cronin and Mr. Russell for services performed during 2011. On January 25, 2012, the Board unanimously voted to adopt the recommendations for management compensation made by the Compensation and Benefits Committee. The bonuses awarded to Mr. Cronin and Mr. Russell were paid in February 2012. No bonuses were awarded for 2010.

2.	Represents company match under our 401(k) plan.

3.
Mr. Hassan Baqar, our former Interim Chief Financial Officer who resigned effective April 2, 2012, did not receive any cash compensation from us, as his services were provided to us through a Management Services Agreement with 1347 Advisors LLC, as described below in Certain Relationships and Related Party Transactions. The Company paid 1347 Advisors a monthly consulting fee of $60,000 plus any reasonable expenses for providing us with the services of an interim Chief Financial Officer, in addition to actuarial and other services. In exchange for the foregoing services, we paid 1347 Advisors $240,000 for the year ended December 31, 2011.

4.	Mr. Peiso was hired in mid-January 2010 and resigned in mid-August 2011.

During 2011 and 2010, our officers included in the table above did not receive any stock awards, option awards, non-equity incentive plan compensation or any nonqualified deferred compensation earnings.

401(k) Profit Sharing Plan. We adopted a tax-qualified profit-sharing 401(k) plan that generally covers all of our employees who have completed 90 days of service. Pursuant to our 401(k) plan, participants may elect to make pre-tax contributions up to the statutorily-prescribed annual limits. Our 401(k) plan also provides for employer matching contributions equal to 100% of the first 5% of compensation deferred into the plan. Contributions made by employees and company matching contributions to our 401(k) plan, as well as the income earned on plan contributions, are not taxable to our employees until withdrawn from the 401(k) plan, and we can deduct our contributions, if any, in the fiscal year in which we make the contributions.

Outstanding Equity Awards at Fiscal Year-End. There were no non-vested or unexercised equity awards as of December 31, 2011.

Contract with Chief Executive Officer. On November 14, 2011, United and Mr. Cronin entered into an employment and advisor agreement (Agreement), which provides that Mr. Cronin will remain in his position as Chief Executive Officer of the Company until the earlier of May 1, 2012, or the appointment of his successor. While serving as our Chief Executive Officer, Mr. Cronin will continue to receive his current base salary and benefits, which have not been adjusted from amounts reported in our SEC filings for our 2010 fiscal year. During this period, Mr. Cronin will also be eligible to receive discretionary bonuses, if any, paid to our senior management. Per the agreement, we currently reimburse Mr. Cronin for reasonable travel expenses incurred by him to perform his duties as our Chief Executive Officer as he lives outside of Florida.

The Agreement further provides that we will retain Mr. Cronin's services as a consultant and advisor for a period of 24 months after he ceases to serve as our Chief Executive Officer. Mr. Cronin will receive an amount equal to his current base salary plus benefits, as described above, as compensation for performing such services. Mr. Cronin may terminate the Agreement for any reason upon 30 days advance written notice. We may terminate the Agreement for cause upon 30 days advance written notice. The Agreement also contains provisions restricting Mr. Cronin's ability to compete with United or solicit its employees.

STOCK OWNERSHIP

Stock Ownership of Our Directors, Executive Officers and Certain Beneficial Owners

The following table displays information, as of April 12, 2012, regarding the number and approximate percentage of shares of our common stock beneficially owned by (i) each of our directors, director nominees, and named executive officers, (ii) all of our directors and executive officers as a group, and (iii) owned by each person known to us to beneficially own more than 5% of our outstanding shares of common stock:

	Amount and Nature of Beneficial Ownership	Percentage of Common Stock
William H. Hood, III Director (1)	2,163,849	20.9%
Kern M. Davis, Director (1)	2,157,459	20.8%
Neil W. Savage (1)	2,014,815	19.4%
Gregory C. Branch, Chairman (2)	1,522,891	14.7%
Gordon G. Pratt (3)	932,231	9.0%
Larry G. Swets, Jr. (4)	932,231	9.0%
FMG Investors, LLC (FMGI) (5)	932,231	9.0%
Stilwell Value Partners VI, L.P. (6)	786,400	7.6%
Stilwell Associates, L.P. (6)	786,400	7.6%
Stilwell Associates Insurance Fund of the S.A.L.I. Multi-Series Fund L.P. (6)	786,400	7.6%
Stilwell Value LLC (6)	786,400	7.6%
Stilwell Advisors LLC and Joseph Stilwell (6)	786,400	7.6%
Millennium Management LLC and Israel A. Englander (7)	542,400	5.2%
Integrated Core Strategies (US) LLC (7)	542,400	5.2%
Alec L. Poitevint, II, Director (8)	351,299	3.4%
Kent G. Whittemore, Director (9)	216,370	2.1%
Donald J. Cronin, Director, President & CEO (10)	91,351	0.9%
Melvin A. Russell, Jr., Executive Vice President (11)	47,418	0.5%
Directors and Officers as a Group (8 persons) (12)	4,597,330	44.4%
Unless otherwise noted, individuals or groups identified in the table above may be contacted c/o United Insurance Holdings Corp. as described in the subsection entitled Communication with the Company by Postal Mail.
We calculated the approximate percentage of common stock based upon 10,361,849 shares of our common stock outstanding on April 12, 2012.

1.	The number of shares that these individuals beneficially owned represents shares of our common stock held by a stockholder group.

a.
Mr. Davis beneficially owned 204,152 shares, including (i) 78,777 shares Mr. Davis beneficially owned through the Kern M. Davis TTEE/U/A DTD April 3, 2001, Kern M. Davis Living Trust, and (ii) 125,375 shares Mr. Davis beneficially owned through the Francis T. Davis IRA/Raymond James and Assoc Inc CSDN/Kern Michael Davis POA over which he has sole voting and dispositive control. Mr. Davis had sole voting and dispositive powers over these shares. Mr. Davis disclaims economic or pecuniary ownership of the shares underlying the proxies (described in d below) and the shares held by Mr. Hood and Mr. Savage.

b.
Mr. Hood beneficially owned 210,542 shares, including (i) 163,148 shares Mr. Hood beneficially owned through the William H. Hood, III Revocable Trust, of which he is the trustee with voting and dispositive control, and (ii) 47,394 shares that Mr. Hood directly owned. Mr. Hood had sole voting and dispositive powers over these shares.

c.	Mr. Savage beneficially owned 61,508 shares, 51,508 of which were held in his self-directed IRA account. Mr. Savage had sole voting and dispositive powers over these shares.

d.
Messrs. Savage, Davis and Hood beneficially owned 1,953,307 shares pursuant to proxies granted to these individuals. The proxies grant Mr. Savage primary voting rights and, in his absence, grant either Mr. Davis or Mr. Hood proxy voting rights; therefore, Messrs. Savage, Davis, and Hood had shared voting and dispositive power over the shares covered by the proxies. The proxies grant voting rights for all matters on which a shareholder vote or consent is required, excepting only a "Sale of Company" as defined in the proxy. Mr. Savage's business address is 333 Third Avenue North, Suite 400, St. Petersburg, FL, 33701. Mr. Davis's business address is 4563 Central Avenue, Suite A, St. Petersburg, FL, 33713. Mr. Hood's business address is 3003 Palm Harbor Boulevard, Suite A, Palm Harbor, FL, 34683.
On February 14, 2011, Messrs. Savage, Davis and Hood entered into a written agreement (the Agreement), thereby forming a group under the Securities Exchange Act of 1934, as amended (the Exchange Act). Pursuant to SEC rules promulgated under the Exchange Act, the group is deemed to have acquired beneficial ownership, for purposes of Section 13(d) and 13(g) of the Exchange Act, of all of our equity securities beneficially owned by each group member and of our equity securities represented by the proxies granted to Messrs. Savage, Davis, and Hood (as described above). The Agreement contains provisions restricting the ability of the group members, and of the parties granting proxies, to sell or otherwise dispose of any of our securities during the term of the Agreement. The Agreement terminates upon the earlier of three (3) years from the effective date of the Agreement or the date on which two (2) of the three (3) group members indicate their intent to withdraw from the group.

2.
Includes 1,153,375 shares directly owned by Mr. Branch; 250,928 shares owned by O.C. Branch Trust and 118,588 shares owned by Greg Branch Family LP. Mr. Branch has voting power over the shares owned by O.C. Branch Trust and by Greg Branch Family LP.

3.	Represents 932,231 shares directly owned by FMGI that Mr. Pratt may be deemed to beneficially own as a managing member of FMGI.

4.	Represents 932,231 shares directly owned by FMGI that Mr. Swets may be deemed to beneficially own as a managing member of FMGI.

5.	Represents 932,231 shares directly owned by FMGI.

6.
The number of shares represents shares of our common stock held by Stilwell Value Partners VI, L.P., Stilwell Associates, L.P., Stilwell Associates Insurance Fund of the S.A.L.I. Multi-Series Fund L.P. (Stilwell SALI Fund), Stilwell Value LLC, Stilwell Advisors LLC and Joseph Stilwell. Stilwell Value LLC is the general partner of Stilwell Value Partners VI, L.P. and Stilwell Associates. Stilwell Advisors is the general partner of the Stilwell SALI Fund. Mr. Stilwell is the managing member of and owner of more than 99% of the equity in Stilwell Value LLC, and the managing and sole member of Stilwell Advisors. The business address of Stilwell Value Partners VI, Stilwell Associates, Stilwell Value LLC, and Joseph Stilwell is 111 Broadway, 12th Floor, New York, NY, 10006. The business address of Stilwell SALI Fund and Stilwell Advisors is 315 Clocktower Commons, Brewster, NY, 10508. We obtained this information from the Form 13D filed with the SEC on September 29, 2011.

7.
The number of shares represents shares of our common stock held by Integrated Core Strategies (US) LLC, Millennium Management LLC and Israel A. Englander. Millennium Management LLC is the general partner of the managing member of Integrated Core Strategies. Mr. Englander is the managing member of Millennium Management LLC. Consequently, Mr. Englander and Millennium Management LLC may both be deemed to have shared voting control and investment discretion over securities that Integrated Core Strategies beneficially owned. The address of Mr. Englander, Millennium Management LLC and Integrated Core Strategies is 666 Fifth Avenue, New York, NY, 10103. We obtained this information from the Form 13G/A filed with the SEC on October 6, 2011.

8.	Represents 351,299 shares directly owned by Mineral Associates, Inc. Mr. Poitevint has voting and investment power over these securities.

9.	Represents 216,370 shares directly owned by Kent & Kathryn Whittemore. Mr. Whittemore pledged all 216,370 shares.

10.
Represents 91,351 shares directly owned by Mr. Cronin. Effective February 13, 2012, Mr. Cronin began a medical leave of absence, and according to our agreement with Mr. Cronin (as described in Executive Compensation), he will retire from his position as Chief Executive Officer on May 1, 2012.

11.	Represents 47,418 shares directly owned by Mr. Russell.

12.	We included our Interim CFO, John F. Rohloff, II, in the number of persons in this group, but Mr. Rohloff does not own any shares of our common stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, our officers and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in beneficial ownership of such equity securities. SEC regulations require directors, officers and beneficial owners of more than 10% of our outstanding equity securities to furnish us with all Section 16(a) forms they file.

We believe that, during the year ended December 31, 2011, all Section 16(a) reports that SEC regulations require our directors, officers, and beneficial owners of more than 10% of our outstanding equity securities to file were timely filed. We base our conclusion solely upon our review of the Section 16(a) forms furnished to us with respect to the year ended

December 31, 2011, and upon the written representations we received from certain reporting persons indicating that no circumstances occurred during the noted period that would require them to file Form 5.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following summarizes the transactions and series of related transactions, since January 1, 2010, in which we participated, in which the subject amount exceeded the lesser of $120,000 or one percent of the average of our total assets at year end for the two most recently completed fiscal years, and in which any of our executive officers, directors, beneficial holders of more than 5% of our common stock or the immediate family members of such officers, directors, and beneficial holders had or will have a direct or material indirect interest, other than compensation we paid to our officers and directors for services performed as such.

In 2003, we entered into an investment-management agreement, in effect until terminated by either party, with Synovus Trust. During 2011 and 2010, our subsidiaries incurred combined fees under the agreement of approximately $85,000 and $101,000, respectively. Synovus Financial Corporation (Synovus) owns Synovus Trust, which provides discretionary investment management services for the investment accounts of our subsidiaries. On September 28, 2011, Synovus, which owned 14.9% of our common stock outstanding, sold all shares of our common stock that it owned.

We entered into a loan agreement in February 2007 with Columbus Bank and Trust Company (CB&T), an affiliate of Synovus, in which CB&T loaned $33,000,000 to us. During 2010, we incurred interest of approximately $19,000. CB&T charged us standard industry rates. The largest aggregate amount of principal outstanding on the note during 2010 was approximately $4,327,000, which we paid in full in February 2010.

On September 29, 2008, we issued notes payable with a total face amount of $7,500,000 to HBK Master Fund L.P. and Bulldog Investors, two of our former stockholders who owned more than 5% of our common stock prior to the merger. We also issued a note payable with a total face amount of $500,000 to United Noteholders, LLC. James R. Zuhlke, a former director, owns an interest in United Noteholders, LLC, which former directors Gordon G. Pratt and Larry G. Swets, Jr. manage. All three notes are part of the note agreement we entered into on August 15, 2008, with various accredited investors. For the years ended December 31, 2010, total interest incurred related to these notes was approximately $308,000, and total discount amortized related to these notes was approximately $70,000. We paid these 11% merger-related notes in full on May 5, 2010.

Our Chairman of the Board, Gregory C. Branch, also serves as a director of Prime Holdings Insurance Services, Inc. In May 2010, we received the final payment of approximately $402,000 that remained outstanding on our note receivable from Prime.

Effective March 30, 2011, our wholly-owned subsidiary United Property & Casualty Insurance (UPC) purchased $2,250,000 of up to $3,000,000 aggregate principal amount of promissory notes offered by Hamilton Risk Management Co., a Florida corporation engaged in the business of providing automobile insurance in Florida through its wholly-owned subsidiaries.  The HRM Notes bear interest at the rate of two percent per annum.  All outstanding principal of and interest on the HRM Notes is due on March 30, 2014.  In consideration for its purchase of HRM Notes, UPC received a Class A limited partnership interest in Acadia Acquisition Partners, L.P., the parent company of Hamilton Risk Management.  After repayment of approximately $18,000,000 of indebtedness of Hamilton Risk Management, which includes the HRM Notes, and distributions to partners for payment of taxes on profits of the partnership, the limited partners of Acadia Acquisition Partners may receive operating distributions from the partnership.  Our former director, James R. Zuhlke, is acting as Executive Chairman of Hamilton Risk Management on an interim basis for which he receives consulting fees.  One of our former directors, Larry G. Swets, Jr., serves as one of two managers of the limited liability company that serves as general partner of Acadia Acquisition Partners.  Mr. Swets will not receive compensation for acting as a manager of the general partner absent the written consent of its sole member, Kingsway America Inc.  Mr. Swets serves as President, Chief Executive Officer and a director of Kingsway America Inc., a wholly owned subsidiary of Kingsway Financial Services, Inc.  Kingsway America Inc. owns a Class B limited partnership interest in Acadia Acquisition Partners and is the sole member of the general partner of Acadia Acquisition Company. We bifurcated the cash consideration of $2,250,000 by allocating $1,948,000 to the note receivable based on its fair value (using a discounted cash flow model) and allocating the residual amount of $302,000 to our limited partnership interest. During the year ended December 31, 2011, we recorded interest income of $34,000 and we recorded $70,000 of amortization of the note discount using the effective interest method. During the second quarter of 2011, we reduced the carrying amount of the limited partnership interest to zero by recording a $302,000 charge to other expenses because our share of Acadia's losses for the quarter exceeded the carrying amount of the partnership interest.

Effective August 29, 2011, United Insurance Management, L.C. (UIM), a wholly-owned subsidiary of United, entered into a Management Services Agreement (MSA) with 1347 Advisors, LLC, a wholly-owned subsidiary of Kingsway Financial Services, Inc., a property and casualty insurance company. One of our former directors, Larry Swets, serves as the President and Chief Executive Officer of Kingsway, as well as a Managing Director of 1347 Advisors. The MSA, which is effective for a six-month period with automatic three-month extensions unless otherwise terminated, stipulates that 1347 Advisors shall provide us with the services of an interim CFO, in addition to actuarial and other services. Hassan Baqar served as our interim CFO under the MSA until April 2, 2012. Mr. Baqar also serves as a Managing Director of 1347 Advisors and a Vice President of Kingsway America, Inc., a wholly-owned subsidiary of Kingsway Financial Services, Inc. In exchange for the services, we paid 1347 Advisors a monthly consulting fee of $60,000 plus any reasonable expenses. For the year ended December 31, 2011, we incurred $240,000 under the MSA.

Effective as of April 2, 2012, UIM and 1347 Advisors entered into a Termination Agreement and Release (Termination Agreement) pursuant to which the parties agreed to a mutual termination of the MSA effective immediately. As a result of the foregoing, UIM will no longer be obligated to pay 1347 Advisors the management services fee described above. The Termination Agreement provides that 1347 shall cooperate with United to effect the transition of certain actuarial services to United or another company.

Regarding the transactions described above, we believe that, unless otherwise noted, we obtained terms, or paid or received consideration comparable to the terms available in, or the consideration that would be paid or received in, arm's-length transactions. We follow a formal policy for reviewing related party transactions.

PROPOSAL TWO – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee approved the engagement of McGladrey & Pullen, LLP (McGladrey) as the independent registered public accounting firm to perform an audit of our consolidated financial statements for the fiscal year ending December 31, 2012. McGladrey performed the audit of our 2011 consolidated financial statements. McGladrey advised our Audit Committee that neither it, nor any of its members, has any direct financial interest in United as a promoter, underwriter, voting trustee, director, officer or employee. Though we do not expect a representative of McGladrey to attend our Annual Meeting, if a McGladrey representative does attend, the representative will respond to appropriate questions and will have the opportunity to make a statement if the representative desires to do so.

We hereby ask our stockholders to ratify our Audit Committee’s appointment of McGladrey as our independent registered public accounting firm for the 2012 fiscal year. Although neither our Certificate of Incorporation, our By-laws, nor any other document or agreement requires ratification, the Board submits the appointment of McGladrey to our stockholders for ratification because we value our stockholders’ views on the appointment of our independent registered public accounting firm. If our stockholders do not ratify the appointment of McGladrey, we will consider such result as a direction from the stockholders to our Board and our Audit Committee to consider the appointment of a different firm and our Audit Committee will reconsider whether to retain McGladrey. In such event, our Audit Committee may retain McGladrey notwithstanding the fact that the stockholders did not ratify the appointment, or may appoint another accounting firm without re-submitting the matter to a stockholder vote. Even if stockholders ratify the appointment, our Audit Committee in its discretion may appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interest and, thus, in our stockholders' best interest.

Audit and Related Fees

The following table summarizes the approximate fees McGladrey billed us for services rendered during 2011 and 2010.

	2011	2010
Audit Fees	$278,000	$299,000
Audit-Related Fees	—	2,987
Tax Fees	—	—
All Other Fees	—	—

McGladrey billed us during 2011 and 2010 for professional services rendered, including the audit of our consolidated financial statements for those years and audit-related services requiring review of various SEC filings.

Audit Committee Approval of Independent Registered Public Accounting Firm

Our Audit Committee approved the appointment of, and the fees for audit and audit-related services performed by, our independent registered public accounting firm for 2011 and 2010.

Audit Committee’s Pre-Approval Policies and Procedures

Our Audit Committee requires that management obtain the prior approval of the Audit Committee for all audit and permissible non-audit services that our independent registered public accounting firm will provide. At regular meetings or as needed during the year, the Audit Committee reviews and approves proposals of such services, including the estimated fees the independent registered public accounting firm will charge. The Audit Committee Chairman may approve permissible non-audit services costing up to $10,000, with subsequent notification to the full Audit Committee.

Recommendation of the Board

The Board recommends a vote FOR ratification of the appointment of McGladrey & Pullen, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012.

OTHER INFORMATION
We have made previous filings under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, that incorporate future filings, including this Proxy Statement, in whole or in part. However, the Report of our Audit Committee shall not be incorporated by reference into any such filings.

United Insurance Holdings Corp.

As a stockholder of United Insurance Holdings Corp., you have the option of voting your shares electronically via the Internet, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. We must receive votes submitted electronically via the Internet by 7:00 p.m., Eastern Daylight Time, on May 7, 2012.

VOTE BY INTERNET
QUICK«««EASY«««IMMEDIATE

Vote your Proxy on the Internet:		Vote your Proxy by Mail:

Go to www.cstproxyvote.com		Mark, sign, and date your proxy card
Have your proxy card available when	OR	then detach it, and return it in the
you access the above website. Follow		postage-paid envelope provided.
the prompts to vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE
VOTING ELECTRONICALLY

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

					PROXY	Please mark	X
						your votes
						like this
THE BOARD RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.
1. Election of Directors.	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	2.	Ratification of the appointment of McGladrey & Pullen, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2012.	FOR	AGAINST	ABSTAIN

Class A Nominees:
1) Greg C. Branch
2) Kent G. Whittemore
Class B Nominees:
3) Alec L. Poitevint, II
4) Kern M. Davis
5) William H. Hood, III
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED FOR THE BOARD OF DIRECTORS AND FOR THE RATIFICIATION OF THE APPOINTMENT OF MCGLADREY & PULLEN, LLP AS THE COMPANY'S INDENPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES UPON ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING. THE BOARD OF DIRECTORS IS NOT AWARE OF ANY MATTER WHICH IS TO BE PRESENTED FOR ACTION AT THE MEETING OTHER THAN THE MATTERS SET FORTH HEREIN.

To withhold authority to vote for any individual nominee, mark "For All Except" and write the name and number of the nominee with respect to whom authority to vote is withheld on the line below.

					COMPANY ID:

						PROXY NUMBER:

						ACCOUNT NUMBER:

Signature				Signature		Date		, 2012
Note: Please sign exactly as your name(s) appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. If a corporation or partnership, please sign in full corporate name or partnership name by authorized officer.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON
May 8, 2012.

To access the Company's Proxy Statement for the 2012 Annual Meeting of Stockholders, and the Company's 2011 Annual Report, visit:
http://www.unitedinsuranceproxy2012.com

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

UNITED INSURANCE HOLDINGS CORP.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
May 8, 2012
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Gregory C. Branch and Melvin A. Russell as Proxies of the undersigned, with full power of substitution, and hereby authorizes Mr. Branch and Mr. Russell to represent and to vote, as designated on the reverse side and in their discretion and upon any other business that may properly come before the meeting, all of the shares of common stock of United Insurance Holdings Corp., held of record by the undersigned on April 12, 2012, at the Annual Meeting of Stockholders of United Insurance Holdings Corp. to be held at the office of United Insurance Holdings Corp. located at 360 Central Ave., Suite 900, St. Petersburg, Florida, 33701 on Tuesday, May 8, 2012 at 1:00 PM Eastern Daylight Time, or at any postponement or adjournment thereof.

PLEASE COMPLETE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

(Continued, and to be marked, dated and signed, on the other side)